NOTE 15 - SUBSEQUENT EVENTS	28 Months Ended
Mar. 31, 2013
Subsequent Events [Abstract]
NOTE 15 - SUBSEQUENT EVENTS

NOTE 15 – SUBSEQUENT EVENTS

On May 22, 2013 (“Closing Date”), Windaus Global Technology, Inc. (“Windaus”) entered into a “Share Exchange Agreement” (“the Agreement”) by and among, Windaus and the Company and certain shareholders of the Company. Pursuant to the Agreement, Windaus agreed to exchange the outstanding common and preferred stock of the Company held by the Company shareholders for common shares of common stock in Windaus on approximately a 1:25.80 basis. At the Closing Date, there were approximately 955,000 shares of the Company’s common stock and 581,961 shares of the Company’s preferred stock outstanding. In addition, shares issuable under outstanding options of the Company will be exercisable into shares of common stock of Windaus, pursuant to the terms of such instruments. The shares of the Company’s common stock and preferred stock will be exchanged for approximately 39,665,899 new shares of Windaus common stock, par value of $0.001 per share.  Also 13,410,972 shares will be reserved for options to be exercised in the future under the Company’s stock option plan. At the closing, Windaus had approximately 24,000,000 shares of common stock issued and outstanding and no preferred stock. As of the date of the filing of Windaus most recent Form 8-K, the holders of the majority shares of common and preferred stock of the Company have exchanged their shares into a majority of the issued and outstanding shares of Windaus’ common stock. As a result of the Agreement, and other transactions contemplated by Windaus, the Company is now a majority owned subsidiary of Windaus and the transaction is expected to be accounted for as a reverse merger.

Between April 1, 2013 and May 30, 2013, the Company president advanced the Company an additional $1,000 to fund operations. The Company subsequently repaid $17,500 of the total amount that was advanced.

In May 2013, the company issued 4.36 million common shares for consulting services.

On June 1, 2013, WindStream entered into subscriptions agreements with five accredited investors for the issuance of convertible promissory notes in the aggregate principal amount of $550,000, which are convertible into shares of common stock of the Company at $0.25 per share, and warrants entitling the holder to purchase up to an aggregate of 1,600,000 of shares of common stock of the Company at $0.25 per share. The notes bear interest at 8% and are due in one year. In connection with one of the five debt issuances, the company paid finder’s fees of $42,000 as well as 140,000 common stock warrants at$0.05 per share. All warrants vest immediately and have a term of three years.

On July 4, 2013, the Company entered into subscription agreements with an accredited investor for the issuance of 5,000,000 shares of common stock at $0.05 per share, for an aggregate purchase price of $250,000.

In July 2013, the Company entered into subscription agreements with accredited investors for the issuance of 1,800,000 shares at $0.25 per share together with warrants to purchase 1,500,000 shares at $0.50 per share for an aggregate purchase price of $450,000. The warrantes vest immediately and have a term of three years.

On August 5, 2013, the Company entered into subscription agreements with an accredited investor for the issuance of 200,000 shares at $0.25 per share together with warrants to purchase 50,000 shares at $0.50 per share for an aggregate purchase price of $50,000. The warrants vest immediately and have a term of three years.

In August, 2013, the Company issued warrants to various investors entitling the holders to purchase up to an aggregate of 1,100,000 of shares of common stock of the Company at $0.25 per share. The warrants vest immediately and have a term of three years.